DEED OF TRUST

     THIS DEED OF TRUST is made this 2nd day of July, 1999, between Au Mining., Incl, a Colorado corporation (Borrower), whose address is 21599 Highway 550, Ridgway, Colorado 81432, and the Public Trustee of Hinsdale County, Colorado (Trustee), for the benefit of LKA International, Inc., a Nevada corporation (Lender), whose address is 3724 47th Street Court N.W., Gig Harbor, Washington 98335.

     Borrower and Lender covenant and agree as follows:

     1. Property in Trust. Borrower, in consideration of the indebtedness herein recited and the trust herein created, hereby grants and conveys to Trustee in trust, with power of sale, the following described property located in the County of Hinsdale, State of Colorado:

          See Exhibits A-1 and A-2, attached hereto and incorporated herein

     2. Note; Other Obligations Secured. This Deed of Trust is given to secure to Lender the repayment of the indebtedness evidenced by Borrower's note (Note) dated July 2, 1999, in the principal sum of One Million Seven Hundred Ninety-Five Thousand Eight Hundred Fifty-Three Dollars ($1,795.853.00) with interest on the unpaid principal balance from April 15, 1999, until paid, at the rate of Eight percent (8%) per annum, with principal and interest payable at 3724 47th Street Court N.W., Gig Harbor, Washington 98335, or such other place as the Lender may designate, in quarterly payments of Fifty Thousand and 00/100 ($50,000) due on the first day of each quarter beginning July 1, 1999, such payments to continue until the entire indebtedness evidenced by said Note is fully paid; however, if not sooner paid, the entire principal mount outstanding and accrued interest thereon, shall be due and payable on July 1, 2004. Borrower has the right to prepay at any time, without penalty, all or part of the outstanding principal balance, accrued interest and any other charges such as late payment fees. The payment of any and all other sums disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust shall accrue interest thereon at the rate of Eleven percent (11%) per annum.

     3. Title. Borrower covenants that Borrower owns and has the right to grand and convey the Property and warrants title to the same, subject to general real estate taxes for the current year, easements of record or in existence, and recorded declarations, restrictions, reservations and covenants, if any, as of the date, and also expressly subject to certain claims to title made by Golden Wonder, LLC, and Arizona limited liability company, whose address is 6821 N. Montezuma Drive, Tucson, Arizona. The parties agree that Borrower's obligation is contingent upon Lender's clearing title to the Property, which title is contested by Golden Wonder, LLC.

     4. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note and shall perform all of Borrower's other covenants contained in the Note.

     5. Application of Payments. All payments received by Lender under the terms hereof shall be applied by Lender first to the payment of late charges, if any, second to the payment of accrued interest on the unpaid balance, and then to reduction of the principal amount of the Note.

     6. Charges; Liens. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may have attained or will attain a priority over this Deed of Trust by Borrower making payment when due, to the payee thereof. Despite the foregoing, Borrower shall not be required to make payments otherwise required by this Paragraph 6 if Borrower, after notice to Lender, shall in good faith contest such obligation by, or defend enforcement of such obligation in, legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any part thereof, only upon Borrower making all such contested payments and other payments as ordered by the court to the registry of the court in which such proceedings are filed.

     7. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included with the term "extended coverage" in an amount at least equal to the lesser of (1) the insurable value of the Property or (2) an amount sufficient to pay the sums secured by this Deed of Trust as well as any prior encumbrances on the Property. All of the foregoing shall be known as "Property Insurance."

     The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender's right to reject the chosen carrier for reasonable cause. All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage. Insurance policies shall be furnished to Lender at or before closing. Lender shall have the right to hold the policies and renewals thereof. In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

     Insurance proceeds shall be applied to restoration or repair of the Property damaged, provided such restoration or repair is economically feasible and the accuracy of this Deed of Trust is not thereby impaired. If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with Paragraph 16 herein by Lender to Borrower that the insurance carrier offers to settle a claim or insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

     Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in Paragraph 4 (Payment of Principal and Interest) or change the amount of such installments. Notwithstanding anything herein to the contrary, if under Paragraph 18 herein the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums accrued by this Deed of Trust immediately prior to such sale or acquisition.

     8. Preservation and Maintenance of Property. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the property. Borrower shall perform all of Borrower's obligations under any subdivision improvement agreement, declaration, covenants, rules or other documents governing the use, ownership or occupancy of the Property.

     9. Protection of Lender's Security. Except when Borrower has exercised Borrower's rights under Paragraph 6 above, if the Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest, including, but not limited to, disbursement of reasonable attorneys' fees and entry upon the Property to make repairs. Borrower hereby assigns to Lender any right Borrower may have by law or otherwise to cure any default under said prior encumbrance. Any amounts disbursed by Lender pursuant to this Paragraph 9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust. Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus interest specified in Paragraph 2 herein. Nothing contained in this Paragraph 9 shall require Lender to incur any expense or take any action hereunder.

     10. Inspection. Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.

     11. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender as herein provided.

     In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower. In the event of a partial taking of the Property, the proceeds (net award) shall be divided between Lender and Borrower, in the same ratio as the amount of the sums secured by this Deed of Trust immediately prior to the date of taking bears to Borrower's equity in the Property immediately prior to the date of taking. Borrower's equity in the Property means the fair market value of the Property less the amount of sums secured by both this Deed of Trust and all prior liens (except taxes) that are to receive any of the award, all at the value immediately prior to the date of taking.

     If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given, Lender is authorized to collect and apply the proceeds, at Lender's option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

     Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in Paragraph 4 nor change the amount of such installments.

     12. Borrower Not Released. Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower's successors in interest, from the original terms of this Deed of Trust. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower nor Borrower's successors in interest.

     13. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

     14. Remedies Cumulative. Each remedy provided in the Note and this Deed of Trust is distinct from and cumulative to all other rights or remedies under the Note and this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

     15. Successors and Assigns Bound; Joint and Several Liability; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Paragraph 23 herein. All covenants and agreements of Borrower shall be joint and several. The captions and headings of the paragraphs in this Deed of Trust are for convenience only and are not used to interpret or define the provisions hereof.

     16. Notice. Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) mailing such notice by first-class U.S. mail, addressed to Borrower at Borrower's address stated herein or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon
(1) delivery to Lender or (2) mailing such notice by first-class U.S. mail, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in any manner designated herein.

     17. Governing Law; Severability. The Note and this Deed of Trust shall be governed by the law of Colorado. In the event that any provision ro clause of this Deed of Trust or the Note conflicts with the law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust and Note are declared to be severable.

     18. Acceleration; Foreclosure; Other Remedies. Except as provided in Paragraph 23, upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, at Lender's option, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration). To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorney's fees.

     If Lender invokes the power of sale, Lender shall given written notice to Trustee of such election. Trustee shall give such notice to Borrower of Borrower's rights as is provided by law. Trustee shall record a copy of such notice as required by law. Trustee shall advertise the time and place of the sale of the Property, for not less than four weeks in a newspaper of general circulation in each county in which the Property is situated, and shall mail copies of such notice of sale to Borrower and other persons as prescribed by law. After the lapse of such time as may be required by law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place (which may be on the Property or any part thereof as permitted by law) in one or more parcel as Trustee may think best and in such order as Trustee may determine. Lender or Lender's designee may purchase the Property at any sale. It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.

     Trustee shall apply the proceeds of the sale in the following order; (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.

     19. Borrower's Rights to Cure Default. Whenever foreclosure is commenced for nonpayment of any sums due hereunder, the owners of the Property or parties liable hereon shall entitled to cure said defaults by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorney's fees and other fees all in the manner provided by law. Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

     20. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under Paragraph 18 herein or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

     Lender or the holder of the Trustee's certificate of purchase shall be entitled to a receiver for the Property after Acceleration under Paragraph 18 herein, and shall also be so entitled during the time covered by foreclosure proceedings and the period of redemption, if any; and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof. Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice, notice being hereby expressly waived.

     Upon Acceleration under Paragraph 18 herein, or abandonment of the Property, Lender, in person, by agent or by judicially-appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied, first, to payment of the costs of preservation and management of the Property, second, to payments due upon prior liens, and then to the sums occurred by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

     21. Release. Upon payment of all sums secured by this Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note. Borrower shall pay all costs of recordation and shall pay the statutory Trustee's fees. If Lender shall not produce the Note as aforesaid, then Lender, upon notice in accordance with Paragraph 16 herein from Borrower to Lender, shall obtain, at Lender's expense, and file any lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

     22. Waiver of Exemptions. Borrower hereby waives all right of homestead and any other exemption in the Property under the state or federal law presently existing or hereafter enacted.

     23. Transfer of the Property; Assumption. The following events shall be referred to herein as a "Transfer"; (i) a transfer or conveyance of title (or any portion thereof, legal or equitable) of the Property (or any part thereof or interest therein), (ii) the execution of a contract or agreement creating a right to title (or any portion thereof, legal or equitable) in the Property (or any part thereof or interest therein), (iii) or an agreement granting a possessory right in the Property (or any portion thereof), in excess of three (3) years, (iv) a sale or transfer of, or the execution of a contract or agreement creating a right to acquire or receive, more than fifty percent (50%) of the controlling interest or more than fifty perent (50% of the beneficial interest in the Borrower, (v) the reorganization, liquidation or dissolution of the Borrower. Not to be included as a Transfer are (i) the creation of a lien or encumbrance subordinate to this Deed of Trust, (ii) the creation of a purchase money security interest for household appliances, (or
(iii) a transfer by devise, descent or by operation of the law upon the death of a joint tenant. At the election of Lender, in the event of each and every transfer:

          (a) All sums secured by this Deed of Trust shall become immediately due and payable (Acceleration).

          (b) If a transfer occurs and should Lender not exercise Lender's option pursuant to this paragraph 23 to Accelerate, Transferee shall be doomed to have assumed all of the obligations of Borrower under this Deed of Trust including all sums secured hereby whether or not the instrument evidencing such conveyance, contract or grant expressly so provides. This covenant shall run with the Property and remain in full force and effect until said sums are paid in full. The Lender may without notice to the Borrower deal with Transferee in the same manner as with the Borrower with reference to said sums including the payment or credit to Transferee of undisbursed reserve Funds on payment in full of said sums, without in any way altering or discharging the Borrower's liability hereunder for the obligations hereby secured.

          (c) Should Lender not elect to Accelerate upon the occurrence of such Transfer then, subject to (b) above, the mere fact of a lapse of time or the acceptance of payment subsequent to any such events, whether or not Lender had actual or constructive notice of such Transfer, shall not be deemed a waiver of Lender's right to make such election nor shall Lender be estopped therefrom by virtue thereof. The issuance on behalf of the Lender of a routine statement showing the status of the loan, whether or not Lender has actual or constructive notice of such Transfer, shall not be a waiver or estoppel of Lender's said rights.

     24. Borrower's Copy. Borrower acknowledges receipt of a copy of the Note and of this Deed of Trust.

                             EXECUTED BY BORROWER

Au Mining, Inc., a Colorado corporation



/s/ Lance Barker
----------------------------
Lance Barker, President

STATE OF COLORADO          )
                           )ss.
COUNTY OF HINSDALE         )

     The foregoing instrument was acknowledged before me this 2nd day of July, 1999, by Lance Barker as President of Au Mining, Inc.

     Witness my hand and official seal.

     My Commission expires: 2-23-03

                                       /s/ Joan Roberts
                                       ----------------------------------
                                       Notary Public

(SEAL)

                                 EXHIBIT A-1

                                 MINING DEED

     LKA International, Inc. a Nevada corporation, whose address is 3724 47thStreet Court N.W., Gig Harbor, Washington 98335, the "Grantor," for and in consideration fo Ten Dollars ($10.00) and other value consideration, does hereby convey to Au Mining, Inc., a Colorado corporation, whose address is 21599 Highway 5050, Ridgway, CO 81432, the "Grantee", those certain patented mining claims of Grantor situated in Hinsdale County, Colorado, which mining claims are more particularly described in Exhibit A attached hereto and by this reference incorporated herein.

     TOGETHER WITH all extralateral and other associated rights, water rights, tenements, hereditaments and appurtenances thereto belonging, or otherwise appertaining thereof.

SUBJECT TO:

     1.     Current taxes, if any; and

     2. All existing roads, rights-of-way and easements of record in the office of the recorder of Hinsdale County, Colorado.

     Grantor warrants title against all persons except Golden Wonder, LLC, its successors and assigns; provided, however, that all water and water rights are conveyed herein without warranty of title.

     DATED this _____ day of _______________, 1999.

                                          LKA INTERNATIONAL, INC.



                                          By:
                                             ------------------------------
                                             Kye A. Abraham, President



                              EXHIBIT A

     The patented mining claims of Grantor conveyed hereby are situated in Hinsdale County, Colorado, and are described as follows:

A.     The "Ute-Ule Mine" consisting of:

       Albany Lode Mining Claim, U.S. Survey No. 15157;
       Mab, Auric, Mayor of Leadville, Maid of Henson, Yankee Doodle, Cuter,
          Free Lance, Leadville and Regulator Lode Mining Claims which are known as U.S. Survey No. 12265;
       Bushnell Lode Mining Claim, U.S. Survey No. 1212A;
       California Lode Mining Claim, U.S. Survey No. 376A;
       Equator Lode Mining Claim, U.S. Survey No. 1366A;
       Equator Mill Site, U.S. Survey No. 1366B;
       Hidden Treasure Lode Mining Claim, U.S. Survey No. 342;
       Invincible Lode Mining Claim, U.S. Survey No. 13478;
       Lightning Striker Lode Mining Claim, U.S. Survey No. 452;
       McCarthy Lode Mining Claim, U.S. Survey No. 13781;
       McComb Lode Mining Claim, U.S. Survey No. 13781;
       McCarthy Lode No. 3 Lode Mining Claim, U.S. Survey No. 13975;
       McComb No. 2 Lode Mining Claim, U.S. Survey N o. 15157;
       Metropole Lode Mining Claim, U.S. Survey No. 15157;
       Otis Lode Mining Claim, U.S. Survey No. 15157;
       Protector Lode Mining Claim, U.S. Survey No. 13478;
       Steele Lode Mining Claim, U.S. Survey No. 15157;
       Ule Lode Mining Claim, U.S. Survey No. 147A;
       Ule Extension Lode Mining Claim, U.S. Survey No. 1220;
       Ule Mill Site, U.S. Survey No. 147B;
       Ute Lode Mining Claim, U.S. Survey No. 148
       Ute Mill Site, U.S. Survey No. 2590;
       Windsor Lode Mining Claim, U.S. Survey No. 15157.

B.     The following claims consisting of part of the "Golden Wonder Mine:"

Name of Claim          Mineral Survey No.          Patent No.
-------------          ------------------          ----------
Golden Wonder Lode     552                         5926
Golden Mammoth Lode    553                         6012
Golden Carbonate Lode 17651                        43868

Together with any and all water rights, water filings, claims for use of water, mill sites, ditches and dams appertaining to any of the above described properties.

                                 EXHIBIT A-2

                               QUIT CLAIM DEED

     LKA International, Inc. a Nevada corporation, whose address is 3724 47thStreet Court N.W. Gig Harbor, Washington 98335, the "Grantor." for and in consideration of Ten Dollars ($10.00) and other valuable consideration, do hereby quit claim to Au Mining, Inc. a Colorado corporation, whose address is 21599 High 550, Ridgway, CO 81432, the "Grantee", all of Grantor's right, title and interest in and to those certain unpatented mining claims of Grantor situated in Hinsdale County, Colorado, the names of which and the place of record of the location notices thereof in the official records of such county and the Colorado State Office of the Bureau of Land Management are set forth in Exhibit A attached hereto and by this reference incorporated herein.

     TOGETHER WITH all Grantor's interest in extralateral and other associated rights, water rights, tenements, hereditaments and appurtenances thereto belonging, or otherwise appertaining thereof; INCLUDING all amendments or relocations of such claims or substitute rights obtained for the ground included within such claims or substitute rights obtained for the ground included within such claims under the General Mining Law or any amendments thereto or substitutions therefore, and all right, title and interest of the Grantor claimed under the public land or mineral land laws of the United State or otherwise within the area bounded by the exterior lines of the mining claims conveyed hereby.

SUBJECT TO:

     1.     Current taxes, if any;

     2. Paramount title of the United States in the case of the unpatented mining claims;

     3. All existing roads, rights-of-way and easements of record in the office of the recorder of Hinsdale County, Colorado, and the Colorado State Office of the Bureau of Land Management and

     4. All leases, permits, approvals and other rights heretofore or hereafter granted by the United States in its administration of its paramount title as it may relate to the unpatented mining claims.

     DATED this _____ day of ___________________, 1999.

                                          LKA INTERNATIONAL, INC.



                                          By:
                                            -----------------------------
                                            Kye A. Abraham, President

                                  EXHIBIT A

     The unpatented mining claims of Grantor conveyed hereby are situated in Hinsdale County, Colorado, the names of which and the place of record of the location notices thereof in the official records of such county and the Colorado State Office of the Bureau of Land Management are as follows:

A.     The following claims constituting part of the "Golden Wonder Mine:"

Name of Claim       Date Loc    Date Rec'd   Book   Page   CMC No.
---------------     --------    ----------   ----   ----   -------
San Francisco #1    04-04-90    06-29-90     131    423    237964
San Francisco #2                              42    275
San Francisco #3    04-04-90    06-29-90     131    424    237965
San Francisco #4    04-04-90    06-29-90     131    425    237966
San Francisco #5    04-04-90    06-29-90     131    426    237967
San Francisco #6    04-04-90    06-29-90     131    427    237968
San Francisco #7    04-04-90    06-29-90     131    428    237969
San Francisco #8    04-04-90    06-29-90     131    429    237970
San Francisco #9    04-04-90    06-29-90      42    364
San Francisco #10   04-04-90    06-29-90     131    430    237971
San Francisco #11   04-04-90    06-29-90     131    431    237972
San Francisco #12   04-04-90    06-29-90     131    432    237973
San Francisco #13   04-04-90    06-29-90     131    433    237974
San Francisco #14   04-04-90    06-29-90     131    434    237975
San Francisco #15   04-04-90    06-29-90     131    435    237976
San Francisco #16   04-04-90    06-29-90     131    436    237977
San Francisco #17   04-04-90    06-29-90     131    437    237978
Burns and Bigelow   04-04-90    06-29-90     131    438    237979

which properties may also be known as the following:

Name of Claim       Date Loc    Date Rec'd   Book   Page   CMC No.
---------------     --------    ----------   ----   ----   -------
Burns & Bigelow     9-20-95     12-18-95     142    67     248318
San Francisco #1    9-20-95     12-18-95     142    69     248319
San Francisco #3    9-20-95     12-18-95     142    71     248320
San Francisco #4    9-20-95     12-18-95     142    73     248321
San Francisco #5    9-20-95     12-18-95     142    75     248322
San Francisco #6    9-20-95     12-18-95     142    77     248323
San Francisco #7    9-20-95     12-18-95     142    79     248324
San Francisco #8    9-20-95     12-18-95     142    81     248325
San Francisco #10   9-20-95     12-18-95     142    83     248326
San Francisco #11   9-20-95     12-18-95     142    85     248327
San Francisco #12   9-20-95     12-18-95     142    87     248328
San Francisco #13   9-20-95     12-18-95     142    89     248329
San Francisco #14   9-20-95     12-18-95     142    91     248330
San Francisco #15   9-20-95     12-18-95     142    93     248331
San Francisco #16   9-20-95     12-18-95     142    95     248332
San Francisco #17   9-20-95     12-18-95     142    97     248333
San Francisco #18   9-20-95     12-18-95     142    99     248334
San Francisco #19   9-20-95     12-18-95     142    101    248335


                                  EXHIBIT B

                                 BILL OF SALE

     For the consideration of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, LKA International, Inc., a Nevada corporation, as "Seller", does hereby grant, bargain, sell and convey to Au Mining, Inc. a Colorado corporation, whose address is 21599 Highway 550, Ridgway, CO 81432, as "Buyer", the property, goods, equipment and chatteis described in Exhibit A attached hereto and incorporated herein by this reference, and all other mixed and personal property, intangibles, contractual rights, and assets relating to, located upon or hold for use with respect to that certain patented and unpatented mining claims situated in Hinsdale County, Colorado, as more particularly described in deeds of even date conveying such property to Buyer.

     BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE EXCLUDED AND DISCLAIMED ALL WARRANTIES WHETHER EXPRESS, IMPLIED, ORAL, WRITTEN OR STATUTORY, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF HABITABILITY, MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. BUYER HEREBY ACKNOWLEDGES AND AGREES THAT ANY FIXTURES AND PERSONAL PROPERTY ARE BEING PURCHASED BY BUYER FROM SELLER "AS IS/WHERE IS" WITH ALL FAULTS AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND (EXCEPT WARRANTIES OF TITLE SET FORTH BELOW).

     DATED this _____ day of __________, 1999.

                                      LKA INTERNATIONAL, INC.



                                    By:
                                       --------------------------------
                                       Kye A. Abraham, President

     By execution of this Bill of Sale, the Buyer acknowledges the disclaimer of warranties.

                                      AU MINING, INC., A COLORADO CORPORATION



                                    By:
                                       ---------------------------------
                                       Lance Barker, President



STATE OF WASHINGTON              )
                                 )ss.
COUNTY OF __________________     )

     The foregoing instrument was acknowledged before me this _____ day of __________, 1999 by Kye A. Abraham, President of LKA International, Inc, a Nevada corporation, for and on behalf of the corporation.



My commission expires: _____________________



                                       ------------------------------------
                                       Notary Public



STATE OF COLORADO             )
                              )ss.
COUNTY OF ________________    )

     The foregoing instrument was acknowledged before me this _____ day of __________, 1999 by Lance Barker, President of Au Mining, Inc. a Colorado corporation, for and on behalf of the corporation.



My commission expires _____________________________



                                       ------------------------------------
                                       Notary Public